PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of	As of
	March 31, 2022	March 31, 2021
	USD	USD
Cost:
Office equipment	141,313	131,967
Total	141,313	131,967
Less: Accumulated depreciation	(85,880)	(65,080)
Property and equipment, net	55,433	66,887